Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

During the years ended December 31, 2011, 2012 and 2013, the Company recorded no income tax benefits for the net operating losses incurred in each year due to its uncertainty of realizing a benefit from those items.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2011	2012	2013
Federal statutory income tax rate	(34.0%)	(34.0%)	(34.0%)
Federal and state research and development tax credit	(6.4)	(1.2)	(9.0)
Orphan drug tax credit	—	—	(3.1)
State taxes, net of federal benefit	(5.4)	(5.0)	(4.0)
Meals and entertainment	0.1	—	—
Stock-based compensation expense	0.2	0.2	0.6
Nondeductible Australia research and development expenses	—	1.8	4.1
Change in deferred tax asset valuation allowance	45.5	38.2	45.4

Effective income tax rate	0.0%	0.0%	0.0%

Net deferred tax assets as of December 31, 2012 and 2013 consisted of the following:

	December 31,
	2012	2013
Accrued expenses	$46	$18
Other temporary differences	1	2

Total current deferred tax assets	47	20

Noncurrent deferred tax assets:
Capitalized research and development expenses	16,676	19,856
Net operating loss carryforwards	3,209	4,021
Tax credit carryforwards	3,656	5,579
Capitalized legal expenses	385	790
Stock-based compensation	33	91

Total noncurrent deferred tax assets	23,959	30,337

Total gross deferred tax assets	24,006	30,357
Valuation allowance	(24,006)	(30,357)

Net deferred tax assets	$—	$—

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2011, 2012 and 2013 related primarily to the increase in net operating loss carryforwards, capitalized research and development expenses and research and development tax credit carryforwards and were as follows:

	Year Ended December 31,
	2011	2012	2013
Valuation allowance as of beginning of year	$12,748	$18,744	$24,006
Decreases recorded as benefit to income tax provision	—	—	—
Increases recorded to income tax provision	5,996	5,262	6,351

Valuation allowance as of end of year	$18,744	$24,006	$30,357

As of December 31, 2013, the Company had net operating loss carryforwards for federal and state income tax purposes of $10,548 and $8,226, respectively, which begin to expire in 2026 and 2014, respectively. The Company also had an additional $16 of federal and state net operating losses not reflected above that were attributable to stock option exercises, which will be recorded as an increase in additional paid-in capital once they are realized in accordance with accounting for stock-based compensation awards. As of December 31, 2013, the Company also had available research and development tax credit carryforwards for federal and state income tax purposes of $4,706 and $1,322, respectively, which begin to expire in 2026 and 2021, respectively. Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.

As of December 31, 2012 and 2013, the Company’s gross deferred tax asset balance of $24,006 and $30,357, respectively, was comprised principally of net operating loss carryforwards, capitalized research and development expenses and research and development tax credit carryforwards. During the years ended December 31, 2011, 2012 and 2013, gross deferred tax assets increased due to additional net operating loss carryforwards, research and development tax credits generated and additional research and development expenses capitalized for tax purposes.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of December 31, 2012 and 2013. Management reevaluates the positive and negative evidence at each reporting period.

The Company has not recorded any amounts for unrecognized tax benefits as of December 31, 2012 or 2013.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are still open under statute from 2010 to the present. Earlier years may be examined to the extent that tax credit or net operating loss carryforwards are used in future periods. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.